Exhibit 10.8

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000                                                   September 30, 2003

      FOR VALUE RECEIVED and intending to be legally bound, the undersigned, (collectively, "Borrowers" and singly, a "Borrower"), jointly and severally promise to pay, in lawful money of the United States of America, to the order of WACHOVIA BANK, NATIONAL ASSOCIATION ("Lender"), at the offices of WACHOVIA BANK, NATIONAL ASSOCIATION ("Agent") at Broad and Chestnut Streets, Philadelphia, Pennsylvania, 19107, the maximum aggregate principal sum of Twenty Million Dollars ($20,000,000) or such lesser sum which represents Lender's Commitment Percentage of the principal balance outstanding under that certain Amended and Restated Loan and Security Agreement dated of even date herewith, among Borrowers, Agent and Lenders (as it may be amended, modified, restated or supplemented from time to time, "Loan Agreement"). The outstanding principal balance hereunder shall, absent earlier acceleration, be payable on the Maturity Date. The actual amount due and owing from time to time hereunder shall be evidenced by Agent's records of receipts and disbursements, which shall, in the absence of manifest error, be conclusive evidence of the amount. All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Agreement.

      Borrowers shall pay interest on the outstanding principal balance hereunder from time to time at the per annum rates set forth in the Loan Agreement. Interest shall be calculated on the basis of a year of 360 days but charged for the actual number of days elapsed, and shall be due and payable as set forth in the Loan Agreement.

      This Revolving Credit Note is one of those certain Notes referred to in the Loan Agreement.

      If an Event of Default occurs and is continuing under the Loan Agreement, Agent may exercise the rights and remedies set forth in the Loan Agreement. The obligations evidenced by this Revolving Credit Note are secured by the real and personal property Collateral described in the Loan Agreement.

      This Revolving Credit Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

      Each Borrower hereby waives protest, demand, notice of nonpayment and all other notices in connection with the delivery, acceptance, performance or enforcement of this Revolving Credit Note.

      This Revolving Credit Note shall be construed and governed by the laws of the Commonwealth of Pennsylvania without regard to otherwise applicable principles of conflicts of laws. The provisions of this Revolving Credit Note are severable and the invalidity or

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unenforceability of any provision shall not alter or impair the remaining provisions of this Revolving Credit Note.

      This Revolving Credit Note amends and restates (but does not extinguish the absolute and unconditional obligation to repay the indebtedness evidenced
by) that certain Revolving Credit Note issued by Phoenix, PCC Express, Inc. and Realty, in favor of Lender dated September 15, 1998, as amended and modified from time to time.

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      IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrowers have executed these presents the day and year first above written.


BORROWERS:                           PHOENIX COLOR CORP.

                                     By:    /s/ Edward Lieberman
                                            ----------------------------
                                     Name:  Edward Lieberman
                                            ----------------------------
                                     Title: Chief Financial Officer
                                            ----------------------------


                                     PCC EXPRESS, INC.

                                     By:    /s/ Edward Lieberman
                                            ----------------------------
                                     Name:  Edward Lieberman
                                            ----------------------------
                                     Title: Chief Financial Officer
                                            ----------------------------


                                     TECHNIGRAPHIX, INC.

                                     By:    /s/ Edward Lieberman
                                            ----------------------------
                                     Name:  Edward Lieberman
                                            ----------------------------
                                     Title: Chief Financial Officer
                                            ----------------------------


                                     PHOENIX (MD.) REALTY, LLC

                                     By:    /s/ Edward Lieberman
                                            ----------------------------
                                     Name:  Edward Lieberman
                                            ----------------------------
                                     Title: Chief Financial Officer
                                            ----------------------------


                                     PHOENIX COLOR FULFILLMENT, INC.

                                     By:    /s/ Edward Lieberman
                                            ----------------------------
                                     Name:  Edward Lieberman
                                            ----------------------------
                                     Title: Chief Financial Officer
                                            ----------------------------


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